Exhibit 99.1

Q4 2018 Investor Presentation

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s inability to negotiate our fees with investors for the purchase of our loans, our obligation to indemnify purchasers or to repurchase the related loans, higher rate of delinquencies and defaults as a result of the geographic concentration of our servicing portfolio, or the impact of interest rates on the value of our mortgage servicing rights; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations or other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the effects of tax legislation or challenges to our tax position; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; changes in the Company’s management personnel and the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cyber-security incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. 2 Forward-Looking Statements

3 About Non-GAAP Financial Measures Certain of the financial measures and ratios we present, including “average tangible assets,” “return on average tangible assets,” “return on average tangible common equity,” “tangible common book value per share,” “tangible common equity,” “Non-interest expense to average assets, adjusted,” “adjusted non-interest expense to average assets,” “adjusted efficiency ratio,” “adjusted net income,” “adjusted earnings per share,” “adjusted return on average tangible assets,” “adjusted return on average tangible common equity,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, nor presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix.

Company Overview .. Began banking operation in 2010 with four acquisitions in first 12 months, with six acquisitions to date .. Created meaningful scale and market share in attractive markets of Colorado and Greater Kansas City Region .. Closed Peoples, Inc. acquisition on January 1, 2018 and added $842 million in total assets, with approximately 2 years TBV crossover payback and greater than 20% IRR .. Announced expansion into Utah, with a focus on serving commercial and business banking clients in the Wasatch Front .. Growing a granular and well diversified loan portfolio with self-imposed concentration limits to protect against downside risk to any particular industry or real estate sector .. Attractive low-cost deposit base .. Strong expense management, decreasing expenses 36% from 2012 to 2017, adjusted for acquisition expenses(1) .. Opportunistic manager of capital .. Successfully repurchased 50.9% of shares or $534 million since early 2013 at a weighted average price of $20.03 .. Steadily increased dividend to $0.17 per share, a 143% increase in past 2 years 4 A Foundation for Growth Stock Price/52-Week Range $32.00 / $29.26- $41.44 Total Shareholder Return(2) - NBHC - KRX Index (3.43%) (17.5%) BV/Share TBV/Share(3) TBV/Share with Excess Accretable Yield(3)(4) $22.59 $18.77 $19.40 Market Capitalization $1.0bn Assets $5.7bn Loans $4.1bn Deposits $4.5bn Banking Centers 104 FY18 ROAA/FY18 ROATA Adjusted(3) 1.10% / 1.26% FY18 ROAE/FY18 ROATCE Adjusted(3) 9.28% / 12.76% Strong Capital – Leverage Ratio/Total Risk-based Capital Ratio 10.51% / 13.79% NBHC Snapshot Note: Market and share repurchase data through 28-January-2019; financial information as of and for the year ended 31-December-2018 (1) Adjusted for acquisition-related expenses through 31-December-17. (2) Total shareholder return period 31-December-2017 through 31-December-2018. (3) Please see the appendix for a reconciliation to this non-GAAP measure including the adjustments to the most directly comparable GAAP measure. (4) TBV / share + net present value (5% discount rate) of excess after-tax accretable yield share as of December 31, 2018. Excess after-tax accretable yield defined as total accretable yield less 5.0%. This results in an additional $0.63 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

-10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 10/19/16 01/19/17 04/19/17 07/19/17 10/19/17 01/19/18 04/19/18 07/19/18 10/19/18 NBHC Russell 2000 Index (RTY) KBW Regional Banking Index (KRX) NBHC Total Shareholder Return1,2 Since the Last Stock Repurchase Date +13.6% +37.4% October 19, 2016 through December 31, 2018 +7.8% 1 This chart presents a comparison of NBHC’s performance to the indices named above. It reflects the total return percentage of a share purchased on October 19, 2016 (the date of NBHC’s last share buyback), with dividends reinvested. 2 Past results are not a guarantee of future performance. Total Return Percentage Steady Progress Towards Long-term Profitability Targets .. Since 2012, we have repurchased 51% of our Company’s stock. .. Since our last stock repurchase in October 2016, NBHC stock has outperformed the KBW Regional Banking Index by 29.6% and the Russell 2000 Index by 23.8%. 5

$1.26 2015 2016 2017 Adjusted 2018 Adjusted 15.3% 69.5% 72.4% 66.3% 6.0% 47.5% 50.1% 23.9% 2015 2016 2017 2018 NBHC KRX 1.29% 5.04% 2015 2016 2017 Adjusted 2018 Adjusted 7.75% Fully Diluted EPS 6 Steady Progress Towards Long-term Profitability Targets ROATA (1) See the Appendix for a reconciliation to this non-GAAP measure. ROATCE Cumulative Total Shareholder Return 0.17% 0.82% 2015 2016 2017 Adjusted 2018 Adjusted $0.53 $0.14 $0.79 0.57% (1) (1) (1) $2.16 (1) 12.76% 1.26% (1) (1)

(1) Adjusted for Peoples acquisition-related expenses of $2.7mm in 2017. See the Appendix for a reconciliation to this non-GAAP measure. (2) Q4 2018 annualized (3) Acquired loans not accounted for under 310-30 (4) The increase in 2018 non-interest expense is due to the Peoples acquisition and excludes acquisition-related expenses of $8.0mm. See the Appendix for a reconciliation to this non-GAAP measure. 7 Key Actions and Results .. Accelerated growth .. Record new commercial loan originations of $910 million, a 50.4% increase over 2017 .. Grew revenue $20 million, or 41%, Q418-over-Q417 .. Originated and acquired(3) loans grew 19.8% annualized, linked quarter, due to organic loan growth .. Cost of deposits increased just 0.08% Q418-over-Q417 .. Expanded NIM 0.43% to 3.93% year-over-year .. Increased fee income 80.5% year-over-year with the addition of an in-market mortgage origination business .. Average non-interest bearing deposits of $1.1 billion, increased $7.6 million, or 2.8%, annualized, linked quarter .. Relationship banking focused strategies .. Expanded efficiency initiatives .. Strong expense management culture .. Consolidated or sold 18 banking centers, or 17% of our franchise, since mid-2015 .. Exceeded announced cost saves from the Peoples merger .. Managed capital opportunistically .. Closed $146 million acquisition of Peoples, Inc. on January 1, 2018 .. Steadily increased dividend to $0.17 per share, a 143% increase in past 2 years .. Repurchased $534 million of shares at a weighted average price of $20.03 since early 2013 .. Recently announced expansion into Utah’s Wasatch Front Buybacks $534 million .. 51% Shares repurchased since early 2013 @ average price of $20.03 .. Increased dividend 143% in past two years Record $910 million in commercial loan originations (2018) 2017: $605 million 2016: $498 million 2015: $552 million Originated and Acquired(3) Loan Growth 31.5% (YoY) $963 million originated and acquired loan growth(3) Annualized Q4 2018 Non-Interest Bearing Deposit Growth of 2.8%(2) (linked QTD) Non-Interest Expense Reduction $210 $184 $150 $158 $136 $134 $181 FY12 FY13 FY14 FY15 FY16 FY17 Adj. FY18 Adj. 0.46% 0.47% 0.23% 0.44% 0.06% 0.71% 0.46% 0.60% YE16 YE17 YE18 Acquired NPLs and OREO Non-performing energy loans Non-performing loans, excluding energy Non-Performing Asset Composition 0.85%0.99% 1.61% (4) 0.02% (1)

Investment Highlights Colorado .. 2nd strongest state economy .. 3rd best state for business .. Colorado Springs/Denver: #2/#3 Best places to live 8 (1) Sources: U.S. Census Bureau, Business Insider, CBS Money Watch, Entrepreneur Magazine, Forbes, WalletHub, CNBC, U.S. News and World Report, Business Facilities Kansas City Region ..#2 Best City for Jobs .. 4th “Hot Startup” City Texas .. Dallas: #3 fastest growing city .. Austin: #1 Best places to live .. Outsized total shareholder returns vs. KRX Index .. Proven ability to be disciplined in accretive acquisitions and opportunistic in share buybacks .. History of increasing dividends .. Business model focused on small-to-medium sized businesses and individuals .. Relationship banking strategies driving new loan originations and low-cost deposit growth .. Granular and diversified loan portfolio well positioned to absorb future stress .. Sustained improvement in ROATA and ROATCE profitability with a strong outlook .. Strong capital structure with sufficient excess capital to support growth .. Experienced and respected management team and board of directors Attractive Markets(¹)1 Focused Relationship Banking Model2 Track Record of Growth and Improving Profitability3 Demonstrated Steward of Shareholder Capital4 Experienced Management Team5 Salt Lake City ..#1 Economic growth potential ..#2 Best large cities to start a business

. 47 banking centers .. Ranks #5 in deposit market share in Kansas City MSA for local banks .. Expanded presence in Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth(2) ‒Overland Park experienced 20% population growth from 2000 to 2015(3) ‒7.5% projected employment growth(3) ‒Low unemployment rate of 3.6% (3) .. Expansion into college town markets of Lawrence, KS and Ottawa, KS .. Population: Metro KC – 2.2 million .. Favorable demographics vs. national levels .. Business Climate & Recognition ‒#2 Best City for Jobs (CBS MoneyWatch) ‒4th “Hot Startup” City (Entrepreneur Magazine) ‒#15 on “50 Best Cities to Live” List (Bloomberg) ‒#2 “Top Five Cities with Up-and- Coming Downtown” (Fortune) 9 NBHC Markets and Family of Brands ONE Charter, THREE Flags Attractive and Growing Markets External source: SNL Financial. Deposit data as of 30-Jun-2018 (1) Colorado State Demography Office –“Colorado's 2016 Population & Economic Overview” (2) Ranking based on aggregate population growth for 2019 – 2024 (3) Overland Park Chamber of Commerce, June 2017 ..50 banking centers ..Ranks #3 in deposit market share in the state of Colorado for local banks ..#3 market share in the fast growing Colorado Springs MSA for local banks ..Population: Front Range – 4.7 million ..The Front Range contributed 96% of Colorado’s population growth between 2010 and 2015(1) ..Favorable demographics vs. national levels ..Business Climate & Recognition ‒Colorado Springs: #2 Best Places to Live (U.S. News) ‒Denver: #3 Best Places to Live (U.S. News) ‒2nd Strongest State Economy in the U.S. (Business Insider) ‒#1 in Labor Supply (Forbes) ‒3rd Best State for Business (CNBC). 5 banking centers in New Mexico .. 2 commercial banking locations in Texas .. 1 loan production office in Utah .. Business Climate & Recognition ‒Dallas: #3 Fastest Growing City (Forbes) ‒Austin: #1 Best Places to Live (U.S. News) ‒Utah: #1 Economic Growth Potential (Business Facilities) ‒Utah: #2 Best Large Cities to Start a Business (WalletHub)

U.S. Denver, CO Front Range Kansas City, MO Salt Lake City, UT 2019 Population (mm) 329.2 3.0 4.7 2.2 1.2 Projected Population 5yr CAGR ('19-'24E) 0.7% 1.4% 1.4% 0.7% 1.3% 2019 Median Household Income $63.2K $78.3K $75.8K $66.8K $74.9K Projected Household Income Growth 8.8% 10.9% 9.9% 8.2% 14.0% # of Businesses (000s) - 114.9 182.7 76.0 43.2 Unemployment Rate (November-18) 3.5% 3.3% 3.3% 2.7% 2.7% 2017 Real GDP per Capita $54.5K $64.4K $57.5K $53.7K $61.8K Real GDP 5yr CAGR ('12-'17) 2.1% 3.3% 3.2% 1.5% 2.4% Home Price Index 5yr ∆(2) 32.7% 66.6% 62.6% 34.2% 47.1% Building Permit 5yr CAGR ('12-'17) 9.4% 10.4% 11.3% 14.9% 13.7% Branch Penetration (per 100k people) 26.5 21.5 22.3 31.7 15.2 Top 3 Combined Deposit Market Share 55%(3) 55.0% 53.0% 43.0% 72.0% Demographics Economics Banks Key Statistics by MSA 10 We Operate in Very Attractive Markets Equal or Better Than U.S. Average Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis Note: “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-18. Front Range unemployment based on a weighted average unemployment and 2019 population for each MSA. (1) HHI projections based on current dollar values (inflation adjusted) (2) FHFA home price index based on quarterly all-transaction data as of 30-Sep-18 (3) Based on U.S. Top 20 MSAs, population weighted (determined by population)                                   

$1,011 $1,403 $1,883 $2,385 $2,715 $3,058 $4,021 $822 $451 $280 $203 $146 $121 $71 4QE12 4QE13 4QE14 4QE15 4QE16 4QE17 4QE18 Originated and Acquired loans not accounted for under 310-30 310-30 loans $88 $281 $477 $552 $498 $605 $910 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Total Loans(1) 11 Organic Loan Growth is Accelerating Loan Credit Quality ($4.1 Billion) New Commercial Loan Originations ($ in millions; totals in billions) $3.2 $2.9 .. Originated and acquired loans exceeded $4.0 billion for the first time in the Company’s history. .. Portfolio built on a relationship banking strategy targeted at full-service lending, depository and treasury management relationships. .. Commercial loan originations totaled $910 million, a 50.4% increase over 2017. .. Acquired ASC 310-30 loans decreased 41.2% during 2018 to $71 million. Comments $4.1 ($ in millions) $2.6 $1.8 $1.9 $2.2 (1) Excludes loans held-for-sale C & I 48% Owner Occupied CRE 15% CRE 14% Acquired 310- 30 Loans 2% Resi Mortgage 20% Other Consumer 1%

12 Uniquely Diversified $4.1 Billion Loan Portfolio Granular and Well Diversified Loan Portfolio .. Self-imposed concentration limits ensure a granular and diverse loan portfolio and protects against downside risk to any particular industry or real estate sector. .. Individual lending segments are limited to no more than 15% of total loan commitments, with the majority being 10% or less. .. Non owner-occupied CRE is 95% of risk-based capital and no specific property type exceeds 4%. .. New Commercial loans originated in 2018: .. Average funding of $998K .. Weighted average commitment, including unused, of $1.19 million .. Residential loans originated in 2018: .. Average funding of $258K .. Average FICO of 762 .. Average LTV of 74% .. Top 25 originated relationships as of Dec. 2018: .. Average funded balance of $17.5 million .. Average commitment of $23.6 million Portfolio Characteristics 2% 1% 1% Concentrations 2%1% 5% 13% 8% 5% 4% 3% 2% 2% 2%2%2% 1% 1% 9% 5% 4% 2% 2% 4% 21% 7%1% 1% C&I and Owner Occupied CRE 64.7% Non Owner- Occupied 14.4% Consumer 20.9% 12% 9% 6% 5% 4% 4% 3% 3%2%2%2% 1%1% 11% 4% 3% 2% 1% 1% 3% 18% 2% 1%

.51% ..09% (.03)% ..90% ..43% FY15 FY16 FY17 FY18 Energy Provision/(recoupment) Non Energy Provision ..42% ..20% ..13% ..16% 13 Stable Credit Quality Provision for Loan Losses on Originated and Acquired(1) Loans ($ in millions) High Yielding $71 Million 310-30 Loan Pools Stable Asset Credit Quality Net Charge-offs Allowance for Loan Losses(2) Change in Allowance(2) Provision for Loan Losses as a % of Originated and Acquired(1) Loans Accretable Yield Reclassification Life-to-Date ..38% ..12% Energy Charge-offs Non Energy Charge-offs ..02% Non Energy ALLL Energy Related ALLL ..16% .10% ..97% ..87% ..01% $8 $7 $19 $19 $(3) $(2) FY15 FY16 FY17 FY18 Net charge-offs, excluding Energy Energy net (charge-offs)/recoveries Energy Provision/(recoupment) Non Energy Provision $9 $2 $(22) $6 $4 $ 24 $231 Inc. in Accretable Yield (Recog. Over Time) Impairments (310-30 Provision) Net Economic Impact $ 255 ..85% ..75% ..10% ($3) $4 ($8) 1.00% ..93% 1.09% 1.07% 1.02% ..02% ..70% ..15% ..28% ..26% ..12% $9 $2 ..88% $4 ($2) Strong Credit Quality on $4.0 Billion of Originated and Acquired(1) Loans (1) Acquired loans not accounted for under 310-30 (2) Does not include $8.7 million of purchase accounting marks .. Low historical originated and acquired net charge offs – 2015: 0.12%, 2016: 0.85% / 0.10% (excluding energy), 2017: 0.38% / 0.12% (excluding energy), and 2018: 0.02%. .. Allowance for loan losses as a percentage of originated and acquired(1) loans was 0.88% at YE 2018, compared to 1.02% at YE 2017, and decreased as the acquired loans from the Peoples acquisition were recorded at fair value. .. Added a net $8.5 million to accretable yield for the acquired loans accounted for under ASC 310-30 during 2018. ($1) $1

Non-performing Loans 14 Credit Quality Remains Strong Originated and Acquired Classified Loans ($ in millions) Non-performing Assets Non-performing Asset Composition Acquired OREO 0.46% 0.47% 0.23% 0.44% 0.06% 0.76% 0.71% 0.46% 0.60% YE16 YE17 YE18 Acquired NPLs and OREO Non-performing energy loans Non-performing loans, excluding energy .. Ratio of non-performing assets to total loans and OREO totaled 0.85%, or 0.26% excluding acquired loans/OREO and energy loans as of December 31, 2018 1.61% 0.99%$12.0 $12.0 $12.0 $12.6 0.85% OREO has been a source of income with net gains of $0.5 million, $4.2 million and $4.4 million during FY18, FY17 and FY16 $40.8 $35.4 $33.8 $29.8 $34.3 $12.0 $12.6 $1.6 $0.7 4.73% 1.81% 1.61% 0.99% 0.85% 4.73% 1.44% 1.21% 0.95% 0.85% YE14 YE15 YE16 YE17 YE18 Non-performing energy assets Non-performing assets excl. energy Non-performing assets % of loans/OREO Non-performing asset excl. energy as a % of total loans/OREO excl. energy $27.2 $49.4 $49.7 $33.4 $49.1 $12.7 $16.1 $12.6 $1.6 $0.7 1.6% 2.1% 1.9% 1.1% 1.2% 2.1% 2.7% 2.3% 1.1% 1.2% YE14 YE15 YE16 YE17 YE18 Energy Loans Loans excluding energy and Peoples Loans excl. Energy as a % of Originated and Acquired Loans % of Originated and Acquired Loans 0.02% $10.8 $13.6 $18.1 $19.4 $23.8 $12.6 $1.6 $0.7 0.57% 0.99% 1.07% 0.66% 0.60% 0.57% 0.56% 0.65% 0.62% 0.59% YE14 YE15 YE16 YE17 YE18 Non-performing loans excl. energy Non-performing loans excl. energy as a % of total loans excl. energy Non-performing energy loans Non-performing loans % of total loans $12.0 (1) (1) Includes $21.5 million of acquired loans from Peoples

$2.4 $2.4 $2.5 $2.7 $2.9 $3.5 $1.6 $1.4 $1.3 $1.2 $1.1 $1.1 2013 2014 2015 2016 2017 2018 Average Transaction Deposits Average Time Deposits Growing Low Cost Transaction Accounts 15 Growing Low Cost Transaction Accounts Deposit Composition Low Cost Deposits ($ in billions) 0.00% 0.25% 0.50% 1.50% 2.50% 0.18% 0.18% 0.19% 0.22% 0.25% FY14 FY15 FY16 FY17 FY18 Fed Funds Rate Cost of Transaction Deposits Cost of Deposits .. Average transaction deposits remain strong in attractive markets of Colorado, Greater Kansas City Region and Texas. Peoples added an attractive low cost deposit presence in New Mexico as well. .. Average transaction deposits totaled $3.5 billion, increasing 2.9% YoY, adjusted for Peoples deposits. .. Cost of Deposits increased 4 basis points YoY on a full-year basis. .. Mix of deposits continues to improve. Strong Transaction Deposit Growth 30% 33% 33% 35% 39% 34% 36% 37% 37% 37% 33% 28% 26% 24% 21% 3% 3% 4% 4% 3% $3.8 $3.8 $3.9 $4.0 $4.5 0% 50% 100% YE14 YE15 YE16 YE17 YE18 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 70% Non- Time 64% Non- Time 69% Non- Time 72% Non- Time 76% Non- Time 0.37% 0.36% 0.36% 0.41% 0.45%

Financial Overview 16

-4.84% 2.98% 5.86% -7.75% 4.82% 6.93% -100 bps +100 bps +200 bps 31-Dec-18 31-Dec-17 Net Interest Income(1) Net Interest Margin(1) Net Interest Income Sensitivity(2) 2018 Review Net Interest Income Well positioned to benefit from rising rate environment 3.60% 3.49% 3.50% 3.93% FY15 FY16 FY17 FY18FY15 FY16 FY17 FY18 $159.6 $149.7 $152.2 $201.9 Comments .. Fully taxable equivalent net interest income totaled $201.9 million, increasing $49.8 million YoY, driven by average earning assets growth of $778.4 million due to originated loan growth and acquired earning assets from the Peoples acquisition. .. The 2018 net interest margin (FTE) widened 0.43% to 3.93% YoY, due to a 0.49% increase in the earning assets yield, partially offset by an increase in cost of deposits of 0.04%. .. Variable pricing loans set to reset within 3 months make up approximately 50% of total loans. (1) Presented on a fully taxable equivalent basis using the statutory rate of 35% for periods prior to 2018 and 21% for 2018. (2) 12-month simulated net interest income impact using management’s projected balance sheet and an immediate parallel shift in the yield curve. 17 ($ in millions)

$181 $153 $132 $131 $178 $2 $5 $136 $137 FY12 FY15 FY16 FY17 FY18 Non-Interest Expense Acquisition Costs Problem Asset Workout $8 Non-Interest Income Non-Interest Expense Efficiency Ratio(1) NIE / Average Assets 2018 Review (cont’d) Non-Interest Income and Expense 18 $37 $21 $40 $39 $71 FY12 FY15 FY16 FY17 FY18 68.79% 66.97% 65.72% FY16 FY17 FY18 (1) Ratio represents non-GAAP financial measure. See Appendix for a reconciliation to this non-GAAP measure. (2) Adjusted for Peoples acquisition-related costs and 4Q 2017 deferred tax asset re-measurement charge. See Appendix for a reconciliation to this non-GAAP measure. (2) $189 $3 $29 $210 $158 $4 $4 2.92% 2.84% 3.23% FY16 FY17 YE18(2) (2)(2) ($ in millions)

19 Conservative Investment Portfolio ($ in millions) Investments by Asset Class(1) (4Q18) 27% 2% 70% 1 % Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Portfolio Summary(1) .. 99.9% of portfolio is U.S. agency backed .. Duration contained at 2.9 years .. OCI fluctuations minimized by 22% of portfolio in Held-To-Maturity .. Investment portfolio mainly in run-off mode since Q4-13; using cash flows to fund loan growth .. Stable yields helped by limited price premium (1) Excludes $27mm and $15mm of FHLB / FRB stock as of 31-Dec-18 and 31-Dec-17, respectively. 31-Dec 18 31-Dec 17 Book Value Available-for-Sale $810 $871 Held-to-Maturity 231 253 'Locked in' Gains (HTM) 4 6 Total Book Value $1,045 $1,130 Available-for-Sale Unrealized Gains / (Losses) (19) (15) Held-to-Maturity Unrealized Gains / (Losses) (4) 0 Fair Market Value of Portfolio $1,022 $1,115 Portfolio Yield (spot) 2.38% 2.22% Portfolio Duration 2.9 3.0 Weighted Average Life 3.1 3.3

20 Appendix

21 NBHC Management Team .. Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business .. Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (36 years in banking) .. Head of Business Services Credit at Regions Financial .. Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (33 years in banking) .. Partner with law firm Stinson Leonard Street LLP .. Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (22 years in legal and banking) .. Senior Vice President, Treasurer at NBHC (7 years) .. Vice President, Assistant Treasurer at M&I Bank .. Senior Vice President, Corporate and Investment Bank Treasury at Citigroup Aldis Birkans Chief Financial Officer (19 years in financial industry)

22 Accomplished Board of Directors Name Title Experience Tim Laney Chairman, President and CEO . Former Senior EVP and Head of Business Services of Regions Financial .. Former EVP and Management Operating Committee member at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee .. Former Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee .. Former Senior Managing Director at Ernst & Young Corporate Finance LLC .. Former Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director . Former Banking and Securities Commissioner for the State of Colorado .. Former President of the North American Securities Administrators Association Micho Spring Director . Chair of Global Corporate Practice of Weber Shandwick .. Former CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee .. Former EVP and Director of Mergers and Acquisitions of BB&T .. Former President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director . CEO of DHI Group, Inc. (NYSE: DHX) .. Former CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space .. Member of the University of Delaware Cyber Security Initiative Advisory Council

Beneficial Ownership (as of 12/31/18) 23 Management & Directors (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options. Does not include unvested PSUs. (2) Calculated in accordance with Item 403 of Regulation S-K, and based on 30,769,063 shares of Class A common stock outstanding and entitled to vote and 146,494 shares of unvested restricted stock entitled to vote. In Process – Emailed Jared NBHC Management and Directors Beneficial Ownership(1) Percent of Class(2) G. Timothy Laney 1,084,831 3.44% Aldis Birkans 37,606 0.12% Richard U. Newfield, Jr. 239,367 0.77% Zsolt K. Besskó 46,001 0.15% Ralph W. Clermont 74,167 0.24% Robert E. Dean 38,869 0.13% Fred J. Joseph 10,830 0.04% Micho F. Spring 48,447 0.16% Burney S. Warren, III 50,766 0.16% Art Zeile 6,321 0.02% All current NBHC management and directors as a group (10 persons) 1,637,205 5.14%

25 Reconciliation of Non-GAAP Measures ($ in millions, except per share) 31-Dec-18 31-Dec-17 Net income 61.5$ 14.6$ Add: impact of core deposit intangible amortization expense, after tax 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 63.1$ 17.8$ Average assets 5,607.5$ 4,705.2$ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (118.5) (52.9) Average tangible assets (non-GAAP) 5,489.0$ 4,652.3$ Average shareholders' equity 662.4$ 546.7$ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (118.5) (52.9) Average tangible common equity (non-GAAP) 543.9$ 493.8$ Return on average assets 1.10% 0.31% Return on average tangible assets (non-GAAP) 1.15% 0.38% Return on average equity 9.28% 2.67% Return on average tangible common equity (non-GAAP) 11.60% 3.61% Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin: Interest income 221.4$ 164.4$ Add: impact of taxable equivalent adjustment 4.5 5.9 Interest income, fully taxable equivalent (non-GAAP) 225.9$ 170.3$ Net interest income 197.4$ 146.3$ Add: impact of taxable equivalent adjustment 4.5 5.9 Net interest income, fully taxable equivalent (non-GAAP) 201.9$ 152.2$ Average earning assets 5,131.7$ 4,353.3$ Yield on earning assets 4.31% 3.78% Yield on earning assets, fully taxable equivalent (non-GAAP) 4.40% 3.91% Net interest margin 3.85% 3.36% Net interest margin, fully taxable equivalent (non-GAAP) 3.93% 3.50% As of and for the years ended

26 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) (2) Represents non-recurring acquisition expense related to the Peoples acquisition. (3) Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017. Adjusted Financial Results 31-Dec-18 31-Dec-17 Adjustments to net income: Net income 61.5$ 14.6$ Adjustments (1) 6.3 20.4 Adjusted net income (non-GAAP) 67.8$ 35.0$ Adjustments to earnings per share: Earnings per share - diluted 1.95$ 0.53$ Adjustments 0.21 0.73 Adjusted earnings per share - diluted (non-GAAP)(1) 2.16$ 1.26$ Adjustments to return on average tangible assets: Adjusted net income (non-GAAP) 67.8$ 35.0$ Add: impact of core deposit intangible amortization expense, after tax 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 69.4 38.3 Average tangible assets (non-GAAP) 5,489.0 4,652.3 Adjusted return on average tangible assets (non-GAAP) 1.26% 0.82% Adjustments to return on average tangible common equity: Net income adjusted for impact of core deposit intangible amortization expense, after tax 69.4$ 38.3$ Average tangible common equity (non-GAAP) 543.9 493.8 Adjusted return on average tangible common equity (non-GAAP) 12.76% 7.75% (1) Adjustments: Non-interest expense adjustments: Acquisition-related(2) 8.0$ 2.7$ Tax reform bonuses(3) - 0.5 Total pre-tax adjustments (non-GAAP) 8.0 3.2 Collective tax expense impact (1.7) (1.2) Deferred tax asset re-measurement - 18.4 Adjustments (non-GAAP) 6.3$ 20.4$ As of and for the years ended

27 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) (1) See Adjustments on page 26 (2) Represents non-recurring acquisition expense related to the Peoples acquisition. (3) Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017. Adjusted Financial Results, continued 31-Dec-18 31-Dec-17 Net interest income 197.4$ 146.3$ Add: impact of taxable equivalent adjustment 4.5 5.9 Net interest income, FTE (non-GAAP) 201.9$ 152.2$ Non-interest income 70.8$ 39.2$ Non-interest expense 189.3$ 136.7$ Less: core deposit intangible asset amortization (2.1) (5.3) Non-interest expense, adjusted for core deposit intangible asset amortization 187.2$ 131.4$ Non-interest expense, adjusted for core deposit intangible asset amortization 187.2$ 131.4$ Acquitision related expenses(2) (8.0) (2.7) Tax reform bonuses(3) - (0.5) Adjusted non-interest expense (non-GAAP) 179.2$ 128.2$ Efficiency ratio 69.78% 70.80% Efficiency ratio FTE (non-GAAP) 68.64% 68.63% Adjusted efficiency ratio FTE (non-GAAP) 65.72% 66.97% Non-interest expense 189.3$ 136.7$ Adjustments (non-GAAP)(1) 8.0 3.2 Adjusted non-interest expense (non-GAAP) 181.3 133.5 Non-interest expense to average assets, adjusted (non-GAAP) 3.23% 2.84% As of and for the years ended

28 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except share and per share) 31-Dec-18 Tangible common equity calculations: Total shareholders' equity 695.0$ Less: goodwill and intangible assets, net (124.9) Add: deferred tax liability related to goodwill 7.3 Tangible common equity (non-GAAP) 577.4$ Tangible common book value per share calculations: Tangible common equity (non-GAAP) 577.4$ Divided by: ending shares outstanding 30,769,063 Tangible common book value per share (non-GAAP) 18.77$